UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HANMI FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your control number Your vote matters! Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held on May 28, 2025. For Stockholders of record as of April 2, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/HAFC Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved Hanmi Financial Corporation Annual Meeting of Stockholders Wednesday, May 28, 2025 10:30 AM, Pacific Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/HAFC for more details. To attend the meeting online, you must register at www.proxydocs.com/HAFC For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/HAFC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 16, 2025. styleINA P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA

PROPOSAL 1. Election of Directors 1.01 John J. Ahn 1.02 Christine P. Ball 1.03 Christie K. Chu 1.04 Harry H. Chung 1.05 Bonita I. Lee 1.06 Gloria J. Lee 1.07 James A. Marasco 1.08 David L. Rosenblum 1.09 Thomas J. Williams 1.10 Michael M. Yang 1.11 Gideon Yu 2. To provide a non-binding advisory vote to approve the compensation of our Named ExecutiveOfficers ("Say-on-Pay" vote). 3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by Delaware General Corporation Law ("Officer Exculpation"). 4. To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. NOTE: To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi Financial Corporation or its Board of Directors at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 Hanmi Financial Corporation Annual Meeting of Stockholders